 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K/A
(Amendment No. 1)
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

May 12, 2017
Date of report (Date of earliest event reported)
_______________________
Valeritas Holdings, Inc.
(Exact name of registrant as specified in its charter)
________________________

Delaware	333-198807	46-5648907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Route 202, Suite 600 Bridgewater, NJ (Address of principal executive offices)	08807 (Zip Code)

Registrant's telephone number, including area code (908) 927-9920 (Former name or former address, if changed since last report) ________________________
Check the appropriate box below if the Form 8‑K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12).

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b)).

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this "Form 8-K/A") is an amendment to the Current Report on Form 8-K of Valeritas Holdings, Inc. (the "Company"), dated May 12, 2017 (the "Original Form 8-K"). This Form 8-K/A is being filed solely to correct the cover page, add the signature page, and correct an error in the description of Exhibit 99.1 to the Original Form 8-K. For convenience and ease of reference, the Company is filing this Form 8-K/A in its entirety with the applicable changes. No other information in the Original Form 8-K is amended hereby.

Item 2.02 Results of Operations and Financial Condition

On May 12, 2017, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2017 and an update on the Company’s operations for the same period. The Company is furnishing a copy of the press release, which is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press release issued by the Company on May 12, 2017 titled “Valeritas Reports First Quarter 2017 Financial Results”.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valeritas Holdings, Inc.

Dated: May 12, 2017
By: /s/ John E. Timberlake
Name:    John E. Timberlake
Title: Chief Executive Officer